PAGE 1
IDS Selective Fund
1995 annual report
(prospectus enclosed)

(icon of) city skyline

The goals of IDS Selective Fund, Inc. are current income and the preservation of capital by investing in investment-grade bonds.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment policies, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Distributed by American Express Financial Advisors Inc.
PAGE 2
(icon of) city skyline

A quest for quality

Not all bonds are created equal. A bond's quality depends on the ability of its issuer to make the interest and principal payments owed to the bondholders. The quality is determined by independent rating agencies, which assign a credit rating (in the form of a letter grade) to each bond.

Since its establishment in 1945, Selective Fund has concentrated its investments in the four highest investment grades. Along the way, investors have enjoyed a steady stream of interest income with minimal risk to their principal.
PAGE 3
Contents

(Icon of) One open book inside of another.

The purpose of this annual report is to tell investors how the Fund performed.

The prospectus, which is bound into the middle of this annual report, describes the Fund in detail.

1995 annual report

From the president                                                  4
From the portfolio manager                                          4
Ten largest holdings                                                6
Making the most of your Fund                                        7
Long-term performance                                               8
Independent auditors' report                                        9
Financial statements                                               10
Notes to financial statements                                      13
Investments in securities                                          22
IDS mutual funds                                                   30
Federal income tax information                                     33

1995 prospectus

The Fund in brief                                 3p
Goals                                             3p
Types of Fund investments and their risks         3p
Proposed conversion to master/feeder structure    3p
Manager and distributor                           3p
Portfolio manager                                 4p
Alternative purchase arrangements                 4p

Sales charge and Fund expenses                    5p

Performance                                       7p
Financial highlights                              7p
Total returns                                     9p
Yield                                                               11p

Investment policies and risks                                       12p
Facts about investments and their risks                             12p
Valuing Fund shares                                                 16p

How to purchase, exchange or redeem shares                          17p
Alternative purchase arrangements                                   17p
How to purchase shares                           19p
How to exchange shares                           22p
How to redeem shares                             22p
Reductions and waivers of the sales charge       27p

Special shareholder services                                        31p
Services                                         31p
Quick telephone reference                        31p

PAGE 4
Distributions and taxes                                             32p
Dividend and capital gain distributions          32p
Reinvestments                                    33p
Taxes                                            33p
How to determine the correct TIN                                    35p

How the Fund is organized                                           36p
Shares                                           36p
Voting rights                                    36p
Shareholder meetings                             36p
Special considerations regarding
  master/feeder structure                                           37p
Board members and officers                       39p
Investment manager and transfer agent            41p
Distributor                                      42p

About American Express Financial Corporation                        44p
General information                              44p

Appendices                                                          45p
Description of investment-grade corporate
  bond ratings                                                      45p
Descriptions of derivative instruments                              46p

PAGE 5
To our shareholders

(photo of) William R. Pearce
President of the Fund

(photo of) Ray Goodner
Portfolio manager

From the president

If you're an experienced investor, you know that 1995 was an unusually strong year for the U.S. financial markets. Perhaps just as important, you also know that history shows that bull markets don't last forever. Though they're often unpredictable, declines -
- whether they're brief or long-lasting, moderate or substantial -- are always a possibility.

That fact reinforces the need for investors to review periodically their long-term goals and assess whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even important if there's a major change in your financial situation or in the financial markets.

William R. Pearce


From the portfolio manager

Patience clearly paid off for bond investors during the past 12 months. After suffering through one of the bond market's worst years in 1994, investors who stayed the course were rewarded by a powerful market comeback that more than made up for the previous year's decline. More important, IDS Selective fund was well-positioned to capitalize on the positive environment, providing investors in Class A shares with just over a 20% return (including net asset value change, interest income and capital gains) for the December 1994 through 1995 fiscal year.

The surge in the bond market corresponded almost exactly with the beginning of the Fund's reporting period, as a decline in long-term interest rates began in mid-November 1994. Because falling rates boost bond values, the market immediately started moving higher and maintained a steady advance into the summer. (This marked a sharp reversal from the rising-rate trend that dominated nearly all of 1994 and drove down bond prices so dramatically.) Following a relatively brief downturn last July, the market's positive trend reasserted itself, and bonds finished the fiscal year with a healthy rally last fall.

Inflation fears put aside in '95

What had disturbed bonds through 1994 -- a fear that an expanding economy would soon lead to a rise in the inflation rate and, consequently, higher interest rates -- was largely forgotten during the past 12 months as the economy slowed down and inflation reports remained unthreatening. In that light, the interest income PAGE 6 provided by longer-term bonds looked increasingly attractive to investors. As they rushed back into the market, long-term interest rates continued to decline, pushing bond values increasingly higher.

Our key strategy during the year centered on extending the average maturity of the bonds in the portfolio to increase the Fund's ability to benefit from the interest-rate drop. (The longer the maturity, the greater a bond's price-sensitivity to a change in rates.) In addition, we reduced cash reserves, whose returns were meager compared with what we were able to realize from bonds.

As for our portfolio mix, we kept about a third of assets invested in U.S. government bonds and roughly another third in bonds issued by American corporations. The remainder was divided mainly among mortgage-backed bonds and U.S. dollar-denominated foreign government bonds. Consistent with our charter, all investments were of investment-grade quality.

Market still on solid ground

As we begin a new fiscal year, the long-term environment still appears to be positive for bonds. Inflation, always the primary influence on the direction of interest rates, has yet to become a problem. More recently, the increasing likelihood that the federal budget will eventually be balanced, or, at least, the deficit will be curbed, has lent further support to the favorable inflation outlook. In addition to those factors, the speculative investment psychology that pervaded the bond market and helped fuel 1994's downturn is no longer present. Therefore, unless there's a marked change in the environment, we plan to stay with the basic, relatively aggressive strategy that proved successful for us during the past year.

Ray Goodner

Class A
12-month performance
(All figures per share)

Net asset value (NAV)
__________________________
Nov. 30, 1995       $ 9.53
__________________________
Nov. 30, 1994       $ 8.57
__________________________
Increase            $ 0.96
__________________________
Distributions
Dec. 1, 1994-Nov. 30, 1995
__________________________
From income         $ 0.58
__________________________
From capital gains  $ 0.13
__________________________
Total distributions $ 0.71
__________________________
Total return**      +20.3%***
__________________________
PAGE 7
Class B
March 20, 1995-Nov. 30, 1995
__________________________
(All figures per share)

Net asset value (NAV)
__________________________
Nov. 30, 1995       $ 9.53
__________________________
March 20, 1995*     $ 8.78
__________________________
Increase            $ 0.75
__________________________
Distributions
March 20, 1995*-Nov. 30, 1995
__________________________
From income         $ 0.40
__________________________
From capital gains  $ --
__________________________
Total distributions $ 0.40
__________________________
Total return**      +13.1%***
__________________________

Class Y
March 20, 1995-Nov 30, 1995
__________________________
(All figures per share)

Net asset value (NAV)
__________________________
Nov. 30, 1995       $ 9.53
__________________________
March 20, 1995*     $ 8.78
__________________________
Increase            $ 0.75
__________________________
Distributions
March 20, 1995*-Nov. 30, 1995
__________________________
From income         $ 0.46
__________________________
From capital gains  $ --
__________________________
Total distributions $ 0.46
__________________________
Total return**      +13.8%***
__________________________
  *Inception date.
 **The prospectus discusses the
   effect of the sales charges,
   if any, on the various classes.
***The total return is a hypothetical
   investment in the fund with all
   distributions reinvested.

PAGE 8

                         IDS Selective Fund, Inc.

Your Fund's ten largest holdings
(Pie chart)
The ten holdings listed here make up 10.89% of the Fund's net assets
                                                                                Percent                 Value
                                                                 (of Fund's net assets)  (as of Nov. 30, 1995)
Japan Finance                                                                      1.66%          $28,232,043
9.25% 1998

Republic of Italy                                                                  1.30            22,082,456
6.875% 2023

Southern California Edison                                                         1.28            21,856,170
8.875% 1st Mortgage 2023

Tokyo Electric Power Euro                                                          1.25            21,297,685
6.125% 2003

Pacific Bell                                                                        .95            16,230,600
8.50% 2031

PDV America                                                                         .92            15,693,810
7.875% 2003

General Electric Capital                                                            .89            15,173,100
8.65% Reset Note 2018

Texas Utilities Electric                                                            .89            15,136,290
9.75% 1st Mortgage 2021

Bundes                                                                              .88            15,022,200
7.50% 2004

General Motors Acceptance                                                           .87            14,810,224
7.00% 2000



Excludes U.S. Treasury and government agencies holdings that total 43% of the Fund's net assets.

PAGE 9
Making the most of your Fund

Average annual total return
(as of Nov. 30, 1995)
Class A
1 year               5 years              10 years
+14.24%              +9.73%               +9.69%

Total returns for Class A, Class B and Class Y for the period from March 20, 1995 to Nov. 30, 1995 were +7.95%, +8.09% and +13.76%, respectively. March 20, 1995 was the inception date for Class B and Class Y. Total return for Class A is shown for comparative purposes. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Figures for Class A and Class B reflect the effect of the maximum 5% sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Build your assets systematically

One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high.

This does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions, it can be an effective way to accumulate shares to meet your long-term goals.

How dollar-cost averaging works

Month       Amount       Per-share      Number of shares purchased
            invested     market price
Jan         $100         $20            5.00   XXXXX
Feb          100          18            5.56   XXXXXx
Mar          100          17            5.88   XXXXXx
Apr          100          15            6.67   XXXXXXx
May          100          16            6.25   XXXXXXx
June         100          18            5.56   XXXXXx
July         100          17            5.88   XXXXXx
Aug          100          19            5.26   XXXXXx
Sept         100          21            4.76   XXXXx
Oct          100          20            5.00   XXXXX

(footnotes to table) By investing an equal number of dollars each month...

(arrow in table pointing to April) you automatically buy more shares when the per share market price is low...

PAGE 10
(arrow in table pointing to August) and fewer shares when the per share market price is high.

You have paid an average price of only $17.91 per share over the 10 months, while the average market price actually was $18.10.

Your Fund's long-term performance

Three ways to benefit from a mutual Fund:

o your shares increase in value when the Fund's investments do well

o you receive capital gains when the gains on investments sold by the Fund exceed losses

o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. And you potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another Fund.

Class A*
                       How your $10,000 has grown in IDS Selective Fund

Average annual total return
(as of Nov. 30, 1995)
1 year   5 years   10 years                                    x
+14.24%  +9.73%    +9.69%                                $25,222
                                                  Selective Fund
$20,000
                            x Lehman Aggregate Bond Index


x
$9,500                   (line graph showing the return of Selective
                          Fund tracking slightly below the Lehman
                          Aggregate Bond Index)

  '85   '86   '87   '88   '89   '90   '91   '92   '93   '94   '95

* The graph above is for Class A only. Class B and Class Y are not shown. Total returns for Class A, Class B and Class Y for the period from March 20, 1995 to Nov. 30, 1995 were +7.95%, +8.09% and +13.76%, respectively. March 20, 1995 was the inception date for Class B and Class Y. Total return for Class A is shown for comparative purposes. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees.

(the following two paragraphs appear in the margin to the left of the graph above:)

Assumes: -Holding period from 11/30/85 to 11/30/95. -Returns do not reflect taxes payable on distributions. -Reinvestment of all income and capital gain distributions for the Fund, with a value of $14,235. Also see "Performance" in the Fund's current prospectus. PAGE 11
The Lehman Aggregate bond Index is made up of a representative list of government and corporate bonds as well as asset-backed securities and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. However, the securities used to create the index may not be representative of the bonds held in Selective Fund.

On the graph above you can see how the Fund's total return compared to a widely cited performance measure, the Lehman Aggregate Bond Index. In comparing Selective Fund to this index, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5%, while such charges are not reflected in the performance of the index. If you were actually to buy either individual bonds or bond mutual funds, any sales charges that you pay would reduce your total return as well.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.
This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.
PAGE 12






Independent auditors' report
___________________________________________________________________

The board of directors and shareholders
IDS Selective Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of IDS Selective Fund, Inc. as of November 30, 1995, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended November 30, 1995, and the financial highlights for each of the years in the ten-year period ended November 30, 1995. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered and securities on loan, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Selective Fund, Inc. at November 30, 1995, and the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period ended November 30, 1995, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP
Minneapolis, Minnesota
January 5, 1996
PAGE 13

                         Statement of assets and liabilities

                         IDS Selective Fund, Inc.
                         Nov. 30, 1995
______________________________________________________________________________________________________________

                         Assets
______________________________________________________________________________________________________________
Investments in securities, at value (Note 1)
  (identified cost $1,577,445,592)                                                             $1,704,527,689
Dividends and accrued interest receivable                                                          25,165,945
Unrealized appreciation on foreign currency contracts held, at value (Notes 1 and 7)                  304,273
U.S. government securities held as collateral (Note 5)                                            101,344,419
_____________________________________________________________________________________________________________
Total assets                                                                                    1,831,342,326
_____________________________________________________________________________________________________________

                         Liabilities
____________________________________________________________________________________________________________
Disbursements in excess of cash on demand deposit                                                   2,637,754
Dividends payable to shareholders                                                                     839,673
Payable for investment securities purchased                                                         9,972,000
Payable upon return of securities loaned (Note 5)                                                 113,650,169
Accrued investment management services fee                                                             47,253
Accrued distribution fee                                                                                2,893
Accrued service fee                                                                                    14,850
Accrued transfer agency fee                                                                             8,693
Accrued administrative services fee                                                                     4,445
Other accrued expenses                                                                                318,555
_____________________________________________________________________________________________________________
Total liabilities                                                                                127,496,285
_____________________________________________________________________________________________________________
Net assets applicable to outstanding capital stock                                             $1,703,846,041
_____________________________________________________________________________________________________________

                         Represented by
_____________________________________________________________________________________________________________
Capital stock -- authorized 10,000,000,000 shares of $.01 par value                            $    1,788,556
Additional paid-in capital                                                                      1,564,600,147
Undistributed net investment income                                                                 2,530,909
Accumulated net realized gain (Note 1)                                                              7,530,072
Unrealized appreciation of investments and on translation
  of assets and liabilities in foreign currencies (Note 7)                                        127,396,357
_____________________________________________________________________________________________________________
Total -- representing net assets applicable to outstanding capital stock                       $1,703,846,041
_____________________________________________________________________________________________________________
Net assets applicable to outstanding shares: Class A                                           $1,490,495,781
                                             Class B                                           $   71,739,925
                                             Class Y                                           $  141,610,335
Net asset value per share of outstanding capital stock: Class A shares 156,460,478             $         9.53
                                                        Class B shares   7,530,528             $         9.53
                                                        Class Y shares  14,864,594             $         9.53

See accompanying notes to financial statements.
PAGE 14
                          Financial statements

                          Statement of operations
                          IDS Selective Fund, Inc.
                          Year ended Nov. 30, 1995
_____________________________________________________________________________________________________________

                          Investment income
_____________________________________________________________________________________________________________
Income:
Interest                                                                                         $112,694,319
Dividends                                                                                             186,975
_____________________________________________________________________________________________________________
Total income                                                                                      112,881,294
_____________________________________________________________________________________________________________
Expenses (Note 2):
Investment management services fee                                                                  7,840,014
Distribution fee
  Class A                                                                                             191,949
  Class B                                                                                             177,140
Transfer agency fee                                                                                 1,718,092
Incremental transfer agency fee - Class B                                                               2,079
Service fee
  Class A                                                                                           1,733,052
  Class B                                                                                              41,271
Administrative services fee                                                                           532,177
Compensation of directors                                                                              31,068
Compensation of officers                                                                               13,219
Custodian fees                                                                                        171,801
Postage                                                                                               138,514
Registration fees                                                                                     163,000
Reports to shareholders                                                                               153,745
Audit fees                                                                                             35,000
Administrative                                                                                         11,072
Other                                                                                                  26,435
_____________________________________________________________________________________________________________
Total expenses                                                                                    12,979,628
  Earnings credit on cash balances (Note 2)                                                           (12,808)
_____________________________________________________________________________________________________________
Total net expenses                                                                                 12,966,820
_____________________________________________________________________________________________________________
Investment income -- net                                                                           99,914,474
_____________________________________________________________________________________________________________

                          Realized and unrealized gain (loss) -- net
_____________________________________________________________________________________________________________
Net realized gain on security and foreign currency transactions
   (including gain of $60,129 from foreign currency transactions) (Note 3)                          7,691,662
Net realized loss on closed option contracts written (Note 8)                                         (46,720)
_____________________________________________________________________________________________________________
Net realized gain on investments and foreign currency                                               7,644,942
Net change in unrealized appreciation or depreciation of investments
  and on translation of assets and liabilities in foreign currencies (Note 7)                    173,013,840
_____________________________________________________________________________________________________________
Net gain on investments and foreign currency                                                      180,658,782
_____________________________________________________________________________________________________________
Net increase in net assets resulting from operations                                             $280,573,256
_____________________________________________________________________________________________________________
See accompanying notes to financial statements.
/TABLE

PAGE 15

                          Financial statements

                          Statements of changes in net assets
                          IDS Selective Fund, Inc.
                          Year ended Nov. 30,
_____________________________________________________________________________________________________________

                          Operations and distributions                                 1995              1994
_____________________________________________________________________________________________________________
Investment income -- net                                                     $   99,914,474    $  102,344,658
Net realized gains on investments and foreign currency                            7,644,942        21,139,491
Net change in unrealized appreciation or depreciation of investments            173,013,840      (202,860,707)
  and on translation of assets and liabilities in foreign currencies
_____________________________________________________________________________________________________________
Net increase (decrease) in net assets resulting from operations                 280,573,256       (79,376,558)
_____________________________________________________________________________________________________________
Distributions to shareholders from:
 Net investment income
   Class A                                                                      (91,687,959)     (102,415,375)
   Class B                                                                       (1,325,265)               --
   Class Y                                                                       (5,767,587)               --
 Excess distribution of net investment income
   Class A                                                                               --          (378,787)
 Net realized gains
   Class A                                                                      (20,000,191)      (26,487,582)
 Excess distribution of realized gains (Note 1)
   Class A                                                                               --           (42,963)
_____________________________________________________________________________________________________________
Total distributions                                                            (118,781,002)     (129,324,707)
_____________________________________________________________________________________________________________

                          Capital share transactions (Note 4)
_____________________________________________________________________________________________________________
Proceeds from sales
   Class A shares (Note 2)                                                      207,511,368       196,126,624
   Class B shares                                                                74,256,461                --
   Class Y shares                                                               146,334,859                --
Reinvestment of distributions at net asset value
   Class A shares                                                                83,864,001        99,112,296
   Class B shares                                                                 1,205,720                --
   Class Y shares                                                                 5,694,035                --
Payments for redemptions
   Class A shares                                                              (352,508,286)     (421,007,405)
   Class B shares (Note 2)                                                       (6,231,036)               --
   Class Y shares                                                               (20,194,720)               --
_____________________________________________________________________________________________________________

Increase (decrease) in net assets from capital share transactions               139,932,402      (125,768,485)
_____________________________________________________________________________________________________________

Total increase (decrease) in net assets                                         301,724,656      (334,469,750)

Net assets at beginning of year                                              1,402,121,385     1,736,591,135
_____________________________________________________________________________________________________________
Net assets at end of year
  (including undistributed net investment income of
  $2,530,909 and $(378,787))                                                 $1,703,846,041    $1,402,121,385
_____________________________________________________________________________________________________________
See accompanying notes to financial statements.

PAGE 16
                         Notes to financial statements

                         IDS Selective Fund, Inc.

___________________________________________________________________
1. Summary of significant accounting policies

The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares, which the Fund began offering on March 20, 1995, may be subject to a contingent deferred sales charge. Class B shares automatically convert to Class A after eight years. Class Y shares, which the Fund also began offering on March 20, 1995, have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Significant accounting policies followed by the Fund are summarized below:

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price; securities for which market quotations are not readily available, including illiquid securities, are valued at fair value according to methods selected in good faith by the board of directors. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Fund may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Fund also may buy and sell put and call PAGE 17 options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell futures contracts traded on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and
foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, PAGE 18 closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

Federal taxes

Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions of certain book-to-tax differences is presented as "excess distributions" in the statement of changes in net assets. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,776,033 and accumulated net realized gain has been decreased by $1,776,033.

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend PAGE 19 date. For U.S. dollar denominated bonds, interest income includes level-yield amortization of premium and discount. For foreign bonds, except for issue discount, the Fund does not amortize premium and discount.
___________________________________________________________________
2. Expenses and sales charges

Under terms of a prior agreement that ended March 19, 1995, the Fund paid AEFC a fee for managing its investments, recordkeeping and other specified services. The fee was a percentage of the Fund's average daily net assets consisting of a group asset charge in reducing percentages from 0.46% to 0.32% annually on the combined net assets of all non-money market funds in the IDS MUTUAL FUND GROUP and an individual annual asset charge of 0.13% of average daily net assets.

Also under the terms of a prior agreement, the Fund paid AEFC a distribution fee at an annual rate of $6 per shareholder account and a transfer agency fee at an annual rate of $15.50 per shareholder account.

Effective March 20, 1995, when the Fund began offering multiple classes of shares, the Fund entered into agreements with AEFC for managing it's portfolio, providing administrative services and serving as transfer agent as follows: Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.52% to 0.395% annually.

Under an Administrative Services Agreement, the Fund pays AEFC for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually.

Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows:

o Class A $15.50
o Class B $16.50
o Class Y $15.50

Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services as follows: Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other PAGE 20 servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares.

AEFC will assume and pay any expenses (except taxes and brokerage commissions) that exceed the most restrictive applicable state expense limitation.

Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $3,869,488 for Class A and $10,703 for Class B for the year ended Nov. 30, 1995.

During the year ended Nov. 30, 1995, the Fund's custodian and transfer agency fees were reduced by $12,808 as a result of earnings credits from overnight cash balances.

The Fund has a retirement plan for its independent directors. Upon retirement, directors receive monthly payments equal to one-half of the retainer fee for as many months as they served as directors up to 120 months. There are no death benefits. The plan is not funded but the Fund recognizes the cost of payments during the time the directors serve on the board. The retirement plan expense amounted to $6,951 for the year ended Nov. 30, 1995.
___________________________________________________________________
3. Securities transactions

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $663,127,751 and $358,130,085, respectively, for the year ended Nov. 30, 1995. Realized gains and losses are determined on an identified cost basis.
___________________________________________________________________
4. Capital share transactions

Transactions in shares of capital stock for the years indicated are as follows:

                                  Year ended Nov. 30, 1995                   Year ended
                                                                               11/30/94
                                Class A       Class B*         Class Y*         Class A
________________________________________________________________________________________
Sold                         23,080,473      8,072,716       16,445,854      21,519,839
Issued for reinvested         9,414,149        129,691          618,114      10,813,989
   distributions
Redeemed                    (39,632,200)      (671,879)      (2,199,374)    (46,537,712)
_________________________________________________________________________________________

Net increase (decrease)      (7,137,578)     7,530,528       14,864,594     (14,203,884)
_________________________________________________________________________________________
*Inception date was March 20, 1995.

PAGE 21
___________________________________________________________________
5. Lending of portfolio securities

At Nov. 30, 1995, securities valued at $112,466,340 were on loan to brokers. For collateral, the Fund received $12,305,750 in cash and
U.S. government securities valued at $100,344,419. Income from securities lending amounted to $214,506 for the year ended Nov. 30,
1995. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.
___________________________________________________________________
6. Illiquid Securities

At Nov. 30, 1995, investments in securities included issues that are illiquid.  The Fund currently limits investments in illiquid securities to 10% of the net assets, at market value, at the time of purchase. The aggregate value of such securities at Nov. 30,
1995 was $8,175,257 representing 0.5% of the net assets. Pursuant to guidelines adopted by the Fund's board of directors, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.
___________________________________________________________________
7. Foreign currency contract

At Nov. 30, 1995, the Fund had entered into one foreign currency exchange contract that obligates the Fund to deliver currency at a specified future date. The unrealized appreciation and/or depreciation on this contract is included in the accompanying financial statements. The terms of the open contract are as follows:

                          Currency to be    Currency to be          Unrealized
Exchange date              delivered         received             appreciation
______________________________________________________________________________
Feb. 12, 1996            22,567,167           $15,963,194             $304,273
                         Deutsche Mark       U.S. Dollar

___________________________________________________________________
8. Option contracts written

The number of contracts and premium amounts associated with covered call option contracts written is as follows:

                             Fiscal year ended Nov. 30, 1995
                              _____________________________
                                       Contracts   Premium
                ___________________________________________
                Balance Nov. 30, 1994      --     $      --
                Opened                    800       619,220
                Closed                   (800)     (619,220)

                ___________________________________________
                Balance Nov. 30, 1995      --      $     --

PAGE 22
___________________________________________________________________
9. Financial highlights

"Financial highlights" showing per share data and selected information is presented on pages 7 and 8 of the prospectus.
PAGE 23


                         Investments in securities

                         IDS Selective Fund, Inc.                                             (Percentages represent value of
                         Nov. 30, 1995                                                    investments compared to net assets)
_____________________________________________________________________________________________________________________________

Bonds (94.9%)
_____________________________________________________________________________________________________________________________
Issuer                                                   Coupon        Maturity         Principal                  Value(a)
                                                           rate            year            amount
_____________________________________________________________________________________________________________________________
U.S. government obligations (32.4%)
U.S. Treasury                                             6.875%         1999      $ 60,000,000 (b)              $ 62,699,400
                                                          7.25          1996-04      42,000,000                    43,708,980
                                                          7.50          2001-16     143,300,000                   162,442,950
                                                          8.00           2021        35,000,000 (b)                42,710,150
                                                          8.625          1997        50,745,000                    53,387,292
Resolution Funding Corp
  Zero Coupon                                             7.61           2017        79,000,000 (c)                19,638,610
                                                          7.89           2016        70,900,000 (b,c)              18,911,502
                                                          7.98           2016        47,000,000 (c)                12,494,480
                                                          8.11           2016        35,073,000 (c)                 9,025,686
                                                          8.12           2004         7,899,000 (c)                 4,764,519
                                                          8.18           2005        13,000,000 (c)                 7,231,510
                                                          8.19           2014        48,000,000 (c)                14,953,440
                                                          8.20           2005        38,048,000 (c)                21,862,761
                                                          8.27           2014        10,000,000 (c)                 3,016,700
                                                          8.35           2006        48,000,000 (c)                25,711,680
                                                          8.94           2006        25,000,000 (c)                13,594,500
                                                          8.95           2006        68,000,000 (c)                35,345,040
                                                                                                                _____________
Total                                                                                                             551,499,200
_____________________________________________________________________________________________________________________________
Mortgage-backed securities (10.8%)
Federal Home Loan Mtge Corp                               7.50           2024        19,396,175                    19,747,634
                                                          8.00          2016-25      13,907,684                    14,311,795
                                                          8.50          2017-22      12,567,105                    13,075,767
                                                          9.00          2020-21       7,202,398                     7,530,859
  Collateralized Mtge Obligation                          8.50           2019        11,168,731                    11,265,117
Federal Housing Admin                                     7.43           2024         9,327,094                     9,609,822
Federal Natl Mtge Assn                                    6.50           2023        13,670,900                    13,389,017
                                                         10.00           2002               148                           156
  Collateralized Mtge Obligation                          8.00           2021        13,219,009                    13,536,530
                                                          8.50           2019         5,130,888                     5,346,334
     Principal Only                                       9.50           2018         1,715,073 (e)                 1,372,058
                                                          9.89           2020         2,629,671 (e)                 2,198,983
     Trust Series Z                                       6.00           2024        18,876,409 (d)                15,464,876

Govt Natl Mtge Assn                                       8.00          1922-24      37,436,004                    38,757,869
                                                          9.00          1924-25      10,968,374                    11,575,035
  Collateralized Mtge Obligation Trust                    7.75           2012         2,526,810                     2,567,820
Prudential Bache
  Collateralized Mtge Obligation                          7.965          2019         4,061,637                     4,188,320
WestAm
  Collateralized Mtge Obligation                          8.95           2018           123,406                       122,695
                                                                                                               ______________
Total                                                                                                             184,060,531
_____________________________________________________________________________________________________________________________
Financial (10.1%)
Banks and savings & loans (3.5%)
BankAmerica
  Sub Nts                                                 7.50           2002         8,810,000                     9,410,754
Boatmen's Bancshares
  Sub Nts                                                 9.25           2001         8,950,000                    10,360,788

See accompanying notes to investments in securities.
PAGE 24
First Bank System                                         6.875          2007         8,550,000                     8,753,319
First Chicago
  Sr Nts                                                  9.00           1999         7,900,000                     8,658,953
NCNB
  Sub Nts                                                 9.125          2001        10,000,000                    11,433,600
Standard Credit Card                                      8.625          2002        10,000,000                    10,417,188
                                                                                                               ______________
Total                                                                                                              59,034,602
_____________________________________________________________________________________________________________________________
Financial services (5.5%)
Aristar
  Sr Deb                                                  8.875          1998        10,520,000                    11,225,261
Beneficial                                                9.125          1998        10,000,000                    10,676,500
General Electric Capital
  Reset Nt                                                8.65           2018        15,000,000 (f)                15,173,100
General Motors Acceptance                                 5.95           1998         8,000,000                     8,010,800
                                                          7.00           2000        14,300,000                    14,810,224
Greyhound Financial                                       7.95           1999         9,600,000                    10,184,160
Salomon                                                   7.75           2000         5,000,000                     5,200,550
                                                          8.91           1998         8,400,000                     8,792,952
SunAmerica                                                9.95           2012         8,000,000                    10,039,360
                                                                                                               ______________
Total                                                                                                              94,112,907
_____________________________________________________________________________________________________________________________
Insurance (1.1%)
Berkley (WR)                                              8.70           2022        10,000,000                    11,556,000
Nationwide Trust
  Credit Sensitive Nt                                     9.875          2025         6,500,000 (g)                 7,560,475
                                                                                                                _____________
Total                                                                                                              19,116,475
_____________________________________________________________________________________________________________________________
Industrial (11.5%)
Aerospace & defense (0.7%)
United Technologies                                       8.875          2019        10,000,000                   12,366,100
_____________________________________________________________________________________________________________________________
Automotive & related (1.1%)
Ford Capital                                              9.00           1996         9,700,000                     9,851,029
General Motors                                            8.875          2003         7,050,000                     8,038,763
                                                                                                                 ____________
Total                                                                                                              17,889,792
_____________________________________________________________________________________________________________________________
Beverages & tobacco (0.6%)
Philip Morris                                             8.10           1996        10,000,000                   10,166,300
_____________________________________________________________________________________________________________________________
Chemicals (0.7%)
Dow Chemical                                              8.85           2021        10,000,000                   12,068,400
_____________________________________________________________________________________________________________________________
Ecological services & equipment (0.5%)
Browning-Ferris Inds                                      9.25 %         2021         7,000,000                    8,887,270
____________________________________________________________________________________________________________________________
Electronics (0.3%)
Harris                                                   10.375          2018         3,900,000                    4,374,084
_____________________________________________________________________________________________________________________________
Energy (2.3%)
PDV Amer                                                  7.875          2003        16,500,000                    15,693,810
Texaco Capital
  Gtd Deb                                                 7.50           2043        12,000,000                    12,786,960
USX                                                       9.375          2022         9,200,000                    10,787,920
                                                                                                               ______________
Total                                                                                                              39,268,690
_____________________________________________________________________________________________________________________________
Energy Equipment and Services (0.5%)
Foster Wheeler                                            6.75           2005         8,000,000                    8,045,520
_____________________________________________________________________________________________________________________________
Health care (0.8%)
Schering-Plough
  Zero Coupon                                             7.31           1996        15,000,000 (c,g)             14,197,800
PAGE 25
_____________________________________________________________________________________________________________________________
Industrial equipment & services (1.3%)
Case                                                      7.25           2005        10,000,000                    10,428,400
Deere                                                     8.95           2019        10,000,000                    12,048,000
                                                                                                                _____________
Total                                                                                                              22,476,400
_____________________________________________________________________________________________________________________________
Media (1.4%)
Tele-communications
   Sr Deb                                                 7.875          2013         5,000,000                     5,015,750
                                                          9.875          2022         5,000,000                     5,980,950
Time Warner Entertainment                                 8.375          2033        12,000,000                    12,671,520
                                                                                                                _____________
Total                                                                                                              23,668,220
_____________________________________________________________________________________________________________________________
Paper & packaging (1.3%)
Georgia-Pacific
                                                          8.625          2025        10,000,000                    11,032,000
    Credit Sensitive Nt                                   9.85           1997        10,000,000                    10,528,400
                                                                                                                _____________
                                                                                                                   21,560,400
_____________________________________________________________________________________________________________________________
Transportation (1.1%)
AMR                                                       9.75           2021         2,500,000                     2,945,550
                                                         10.00           2021         8,000,000                     9,614,480
                                                         10.20           2020         5,000,000                     6,106,450
                                                                                                               ______________
Total                                                                                                              18,666,480
_____________________________________________________________________________________________________________________________
Utilities (11.8%)
Electric (8.8%)
Arizona Public Service
  1st Mtge                                                8.75           2024         5,000,000                     5,753,600
  Sale Lease-Backed Obligation                            8.00           2015         9,000,000                     9,495,270
Cajun Electric Power Cooperative
  Mtge Trust                                              8.92           2019         4,960,000                     5,532,930
Commonwealth Edison                                       6.50           2000         9,000,000                     9,066,780
                                                          8.375          2023        10,000,000                    10,762,400
Long Island Lighting                                      9.625          2024        10,000,000                    10,280,200
Ohio Edison                                               8.75           2022        11,000,000                    12,433,850
Public Service Electric & Gas
  1st Mtge                                                8.50           2022        13,720,000                    14,627,852
RGS Funding
  Sale Lease-Backed Obligation                            9.82           2022         9,941,260                    12,721,133
Salton Sea Funding                                        7.84           2010        10,000,000 (g)                10,359,800
San Diego Gas & Electric
  1st Mtge                                                9.625          2020         9,950,000                    11,877,912
Southern California Edison
  1st Mtge                                                8.875          2023        21,000,000                    21,856,170
Texas Utilities Electric
  1st Mtge                                                9.75           2021        13,000,000                    15,136,290
                                                                                                               ______________
Total                                                                                                             149,904,187
_____________________________________________________________________________________________________________________________
Telephone (3.0%)
BellSouth Telecommunications                              7.00           1995        10,000,000                    10,317,800
GTE                                                      10.25           2020         2,000,000                     2,357,480
GTE South
  1st Mtge                                                9.375          2030        13,975,000                    14,698,905
New York Tel                                              9.375          2031         7,000,000                     8,232,630
Pacific Bell                                              8.50           2031        15,000,000                    16,230,600
                                                                                                               ______________
Total                                                                                                              51,837,415
_____________________________________________________________________________________________________________________________
Foreign (17.2%)(h)
ABN Amro Bank
  (U.S. Dollar)                                           7.75           2023        12,000,000                    12,844,560
Alcan Aluminum
  (U.S. Dollar)                                           8.875          2022         9,600,000                    11,052,288
PAGE 26
Austria Republic Euro
  (U.S. Dollar)                                          10.00           1998         5,000,000                     5,455,450
Bank of China
  (U.S. Dollar)                                           8.25           2014         7,100,000                     6,999,890
Bundes Republic
  (U.S. Dollar)                                           7.50           2004        20,000,000                    15,022,200
City of Helsinki
  Sr Nts
  (U.S.Dollar)                                            8.00           2006         2,000,000 (i)                 1,967,500
                                                          8.65           2006         1,500,000 (i)                 1,500,525
                                                          8.75           2006         1,500,000 (i)                 1,511,175
                                                          9.00           2007         1,650,000 (i)                 1,669,057
                                                          9.15           2006         1,500,000 (i)                 1,527,000
Euratom Euro
  (U.S. Dollar)                                           7.75           1997         6,100,000                     6,233,407
Government of Australia
  (U.S. Dollar)                                           6.686          2004         6,600,000                     5,159,550
Guang Dong Enterprise
  (U.S. Dollar)                                           8.75           2003        15,000,000 (g)                14,193,000
Intl Bank Reconstruction & Development
  (U.S. Dollar)                                          12.375          2002         6,000,000                     8,148,840
Intl Finance Euro
  (U.S. Dollar)                                           8.25           1996         8,000,000                     8,110,000
Japan Finance
  (U.S. Dollar)                                           9.25           1998        25,950,000                    28,232,043
KFW Intl Finance
  (U.S. Dollar)                                           8.50           1999        10,000,000                    10,979,700
Kingdom of Denmark Euro
  (U.S. Dollar)                                           7.25           1996         8,000,000                     8,088,720
Korea Electric Power
  (U.S. Dollar)                                           7.75           2013        14,000,000                    14,653,800
                                                          8.00           2002         9,000,000                     9,742,050
Magna Intl
  (U.S. Dollar)                                           5.00           2002         2,500,000                     2,559,375
Peoples Republic China
  (U.S. Dollar)                                           6.50           2004         7,000,000 (b)                 6,834,450
Petronas
  (U.S. Dollar)                                           7.75           2015        10,000,000 (g)                10,715,400
Poland
  (U.S. Dollar)                                           3.25           2014        11,500,000 (f)                 7,424,688
Province of Quebec
  (U.S. Dollar)                                          11.00           2015         6,550,000                     7,934,539
Republic of Columbia
  (U.S. Dollar)                                           7.25           2004        13,400,000                    12,956,594
Republic of Italy
  (U.S. Dollar)                                           6.875          2023        23,200,000                    22,082,456
Rodamco
  (U.S. Dollar)                                           7.30           2005        10,000,000                    10,521,400
Telekom Malaysia
  (U.S. Dollar)                                           7.875          2025        10,000,000 (g)                10,873,100
Tokyo Electric Power Euro
  (U.S. Dollar)                                           6.125          2003        21,500,000                    21,297,685
United Kingdom Treasury
  (U.S. Dollar)                                          12.248          2003         4,400,000                     6,976,376
                                                                                                               ______________
Total                                                                                                             293,266,818
_____________________________________________________________________________________________________________________________
Total bonds
(Cost: $1,489,385,046)                                                                                         $1,616,467,591
_____________________________________________________________________________________________________________________________

PAGE 27

Short-term securities (5.1%)
_____________________________________________________________________________________________________________________________
Issuer                                                Annualized                        Amount                        Value(a)
                                                        yield on                    payable at
                                                         date of                      maturity
                                                        purchase
_____________________________________________________________________________________________________________________________
U.S. government agency (0.1%)
Federal Home Loan Mtge Disc Note
  12-20-95                                                5.70%                      $2,200,000                 $   2,193,416
_____________________________________________________________________________________________________________________________

Commercial paper (5.0%)
Avco Financial Services
  12-08-95                                                5.74                        4,600,000                     4,594,893
  01-24-96                                                5.75                        4,800,000                     4,758,960
CAFCO
  12-22-95                                                5.75                        6,000,000                     5,979,980
Commerzbank U.S. Finance
  12-20-95                                                5.76                        5,800,000                     5,782,460
Exxon Asset Management
  01-10-96                                                5.73                        4,500,000 (j)                 4,471,600
Lincoln Natl
  12-01-95                                                5.75                        2,100,000 (j)                 2,100,000
  12-21-95                                                5.76                        4,800,000 (j)                 4,784,720
Merrill Lynch
  12-08-95                                                5.78                          700,000                       699,217
Motorola
  12-28-95                                                5.75                        1,400,000                     1,393,994
Natl Bank Detroit Canada
  12-13-95                                                5.75                        4,800,000                     4,790,848
Pfizer
  12-07-95                                                5.74                        4,100,000 (j)                 4,096,105
Reed Elsevier
  01-02-96                                                5.78                        5,700,000 (j)                 5,670,917
SAFECO Credit
  01-30-96                                                5.76                          900,000                       891,003
Siemens
  12-15-95                                                5.73                        4,800,000                     4,789,360
  12-28-95                                                5.75                        1,600,000                     1,593,148
Toyota Motor Credit
  12-01-95                                                5.73                        1,900,000                     1,900,000
  12-15-95                                                5.75                        6,900,000                     6,884,651
  12-18-95                                                5.76                        5,600,000                     5,584,847
Wachovia Bank
  12-07-95                                                5.75                        9,500,000                     9,499,998
  12-12-95                                                5.75                        5,600,000                     5,599,981
                                                                                                                _____________
Total                                                                                                              85,866,682
_______________________________________________________________________________________________________________________________
Total short-term securities
(Cost: $88,060,546)                                                                                            $   88,060,098
_____________________________________________________________________________________________________________________________
Total investments in securities
(Cost: $1,577,445,592)(k)                                                                                      $1,704,527,689

PAGE 28
_____________________________________________________________________________________________________________________________

Notes to investments in securities
_____________________________________________________________________________________________________________________________
(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Security is partially or fully on loan. See Note 5 to the financial statements.
(c) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.
(d) This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until payment of previous series within the trust have been paid off. Interest is accrued at an effective yield; similar to a zero coupon bond.
(e) Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages.
    The yield to maturity of a principal only is sensitive to the rate of principal payments on the underlying mortgage assets.
    A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents current yield based upon the current cost basis and estimated timing of future cash flows.
(f) Interest rate varies to reflect current market conditions; rate shown is the effective rate on Nov. 30, 1995.
(g) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.
     This security has been determined to be liquid under guidelines established by the board of directors.
(h) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.
(i) Identifies issues considered to be illiquid, (see Note 6 to the financial statements). Information concerning such security holdings at Nov. 30, 1995, is as follows:

    Security                  Acquisition              Cost
                                     date

    City of Helsinki             02-07-95        $1,859,160
    City of Helsinki             02-07-95         1,462,155
    City of Helsinki             02-07-95         1,472,805
    City of Helsinki             02-07-95         1,638,450
    City of Helsinki             02-07-95         1,497,750

(j) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board of directors.
(k) On Nov. 30, 1995, the cost of securities for federal income tax purposes was $1,575,054,413 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                                       $131,511,677
    Unrealized depreciation                                                          (2,038,401)
    ____________________________________________________________________________________________
    Net unrealized appreciation                                                   $129,473,276
    ____________________________________________________________________________________________

PAGE 29
IDS mutual funds

Cash equivalent investments

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposits (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund

Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

Income investments

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Global Bond Fund

Invests primarily in debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

IDS Extra Income Fund

Invests mainly in long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) cornucopia

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) greek column

PAGE 30
IDS Selective Fund

Invests in high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests primarily in securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) federal building

Tax-exempt income investments

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax. Risk varies by bond quality.

IDS High Yield Tax-Exempt Fund

Invests primarily in medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance PAGE 31 feature minimizes credit risk of the fund but does not guarantee the market value of the fund's shares.

(icon of) shield with eagle head

Growth and income investments

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest. Moderate risk.

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Managed Retirement Fund

Invests in a combination of common stocks, fixed-income investments and money market securities to seek a maximum total return through a combination of growth of capital and current income.

(icon of) bird in a nest

IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three apple trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Stock Fund

Invests in common stock of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers
PAGE 32
IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) electrical cord

IDS Diversified Equity Income Fund

Invests primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) four puzzle pieces

IDS Mutual

Invests in a balance between common stocks and senior securities
(preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice

Growth investments

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's
Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Growth Fund

Invests primarily in companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) flower

PAGE 33
IDS Global Growth Fund

Invests in stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS New Dimensions Fund

Invests primarily in companies with significant growth potential due to superiority in technology, marketing or management. The fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

Specialty growth investment

This fund aggressively seeks capital growth as a hedge against inflation.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. This is the most aggressive and most speculative IDS mutual fund.

(icon of) cart of precious gems

For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

PAGE 34
Federal income tax information

IDS Selective Fund, Inc.
___________________________________________________________________

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year.
Some of the dividends listed below were reported to you on a Form 1099-DIV, Dividends and Distributions, last
January. Dividends paid to you since the end of last year will be reported to you on a tax statement sent next January. Shareholders should consult a tax advisor on how to report distributions for state and local purposes.

IDS Selective Fund, Inc.
Fiscal year ended Nov. 30, 1995

Class A
Income distributions
taxable as dividend income,
0.17% qualifying for deduction by corporations.

Payable date        Per share

Dec. 28, 1994               $0.04495
Jan. 25, 1995                0.04275
Feb. 23, 1995                0.04641
March 27, 1995               0.05293
April 26, 1995               0.04993
May 25, 1995                 0.04787
June 26, 1995                0.05236
July 26, 1995                0.04854
Aug. 25, 1995                0.04862
Sept. 25, 1995               0.04928
Oct. 26, 1995                0.04882
Nov. 27, 1995                0.05053


Total                       $0.58299


Capital gain distribution
taxable as long-term capital gain.

Payable date        Per share

Dec. 28, 1994               $0.12345

Total distributions         $0.70644

PAGE 35
Class B
Income distributions
taxable as dividend income,
0.17% qualifying for deduction by corporations.


March 27, 1995              $0.05222
April 26, 1995               0.04487
May 25, 1995                 0.04226
June 26, 1995                0.04604
July 26, 1995                0.04345
Aug. 25, 1995                0.04301
Sept. 25, 1995               0.04337
Oct. 26, 1995                0.04285
Nov. 27, 1995                0.04428

Total distributions         $0.40235

Class Y
Income distributions
taxable as dividend income,
0.17% qualifying for deduction by corporations.


March 27, 1995              $0.05327
April 26, 1995               0.05103
May 25, 1995                 0.04888
June 26, 1995                0.05360
July 26, 1995                0.05046
Aug. 25, 1995                0.04993
Sept. 25, 1995               0.05065
Oct. 26, 1995                0.05021
Nov. 27, 1995                0.05196

Total distributions         $0.45999
PAGE 36
Quick telephone reference

American Express Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements

National/Minnesota:  800-437-3133
Mpls./St. Paul area:  671-3800

American Express Shareholder Service
Fund performance, objectives and account inquiries
612-671-3733

TTY Service
For the hearing impaired
800-846-4852

American Express Infoline
Automated account information (TouchToneR phones only), including current fund prices and performance, account values and recent account transactions

National/Minnesota: 800-272-4445
Mpls./St. Paul area: 671-1630

AMERICAN
EXPRESS
FINANCIAL
ADVISORS


IDS Selective Fund
IDS Tower 10
Minneapolis, MN  55440-0010

PAGE 37
STATEMENT OF DIFFERENCES

Difference                           Description

1)  The layout is different          1)  Some of the layout in the
    throughout the annual report.        annual report to
                                         shareholders is in two
                                         columns.

2)  Headings.                        2)  The headings in the
                                         annual report and
                                         prospectus are placed
                                         in a blue strip at the
                                         top of the page.

3)  There are pictures, icons        3)  Each picture, icon and
    and graphs throughout the            graph is described in
    annual report and prospectus.        parentheses.

4)  Footnotes for charts and         4)  The footnotes for each
    graphs are described at              chart or graph are typed
    the left margin.                     below the description of
                                         the chart or graph.